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                                                                   EXHIBIT 10.14

                                 APBIOTECH INC

                                  RULES OF THE
                               APBIOTECH OPTIONS
                               FOR ALL PLAN 2000

                           FOR ADOPTION BY APBIOTECH
                                   INC BOARD



                                 FEBRUARY 2001
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                                    CONTENTS

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                                     PART A

1.    Meanings of Words used............................................       1

2.    Grant of Options..................................................       3

3.    Option Price......................................................       5

4.    Variations in Share Capital.......................................       5

5.    Exercise and Lapse - General Rules................................       5

6.    Cessation of Employment...........................................       6

7.    Exercise of Options...............................................       8

8.    General...........................................................      10

9.    Amendments and Termination........................................      10


10.   Governing Law.....................................................      11

                                     PART B

1.    Meanings of Words Used............................................      12

2.    Grant of Options..................................................      13

3.    Option Price......................................................      15

4.    UK Inland Revenue Individual(pound)30,000 limit...................      15

5.    Variations in Share Capital.......................................      16

6.    Exercise and Lapse - General Rules................................      16

7.    Cessation of Employment...........................................      17

8.    Exercise of Options...............................................      19

9.    General...........................................................      20

10.   Amendments and Termination........................................      21

11.   Governing Law.....................................................      22

SCHEDULE 1 - INCENTIVE STOCK OPTION SCHEDULE                                  23

SCHEDULE 2 - CASH OPTION PLAN                                                 25

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                                  RULES OF THE

                       APBIOTECH OPTIONS FOR ALL PLAN 2000

                                     PART A

1.       MEANINGS OF WORDS USED

1.1      In these Rules:

         "ASSOCIATED COMPANY" has the meaning given to is by Section 416 of the U.K. Taxes Act;

         "BUSINESS DAY" means a day on which NASDAQ is open for the transaction of business;

         "COMPANY" means APBiotech Inc;

         "CONTROL" has the meaning given to it by section 840 of the U.K. Taxes Act;

         "DATE OF GRANT" means the date on which the Directors resolve to grant an Option;

         "DIRECTORS" means the Board of Directors of the Company or a duly authorised committee of it;

         "ELIGIBLE EMPLOYEE" means any person who is a common law employee of a Participating Company who devotes substantially the whole of his working time to his duties;

         "EMPLOYEES' SHARE PLAN" means a plan for encouraging or facilitating the holding of shares in the Company by or for the benefit of the bona fide employees or former employees of the Company, the Company's subsidiary or holding company or a subsidiary of the Company's holding company;

         "MARKET VALUE" means in relation to a Share:

         (i) If Shares are listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for Shares, either (a) the average of the low and high prices of the Shares on the composite tape or other comparable reporting system for the applicable date, or if the applicable date is not a trading day, for the trading day immediately preceding the applicable date or (b) the closing or last price of Shares on the composite tape or other comparable reporting system for the applicable date, or if the applicable date is not a trading day, for the trading day immediately preceding the applicable date, as the Option Committee shall determine.

         (ii) If Shares are not traded on a national securities exchange but are traded on the over-the-counter market, if sales prices are not regularly reported for the Shares for the trading days or day referred to in clause (1), and if bid and asked prices for the Shares are regularly reported, the mean between the bid and the asked price for the Shares at the close of trading in the over-the-counter market for the trading day on which Shares were traded immediately preceding the applicable date, as the Option Committee shall determine; and


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         (iii)  If the Shares are neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Option Committee, in good faith, shall determine.

         "MEMBERS OF THE GROUP" means the Company and all Subsidiaries and Associated Companies of it from time to time;

         "OPTION" means a right to acquire Shares granted pursuant to the Plan and for the time being subsisting;

         "OPTION COMMITTEE" means a duly appointed committee of the Directors comprising Directors who:

         (i)    do not hold any executive office with any Member of the Group;
                and

         (ii)   will not themselves participate in the Plan;

         "OPTION EXERCISE DATE" means the date when an Option is effectively exercised upon compliance with the provisions of Rule 7.1;

         "OPTION HOLDER" means a person holding an Option, including, where the context so permits, his personal representatives;

         "OPTION PERIOD" means, in respect of an Option, a period commencing on the Date of Grant and expiring at the close of business on the day preceding the 10th anniversary of the Date of Grant;

         "OPTION PRICE" means the price per Share payable on the exercise of an Option as determined by the Option Committee under Rule 3;

         "ORIGINAL SHAREHOLDER" means Nycomed Amersham plc (or any subsidiary of Nycomed Amersham plc) or Pharmacia Corp (or any subsidiary of Pharmacia
         Corp);

         "PARTICIPATING COMPANIES" means the Company and any Subsidiary of the Company, direct or indirect, designated by the Option Committee as a Participating Company;

         "PLAN" means this plan known as "The APBiotech Inc. Options for All Plan 2000" in its present form or as from time to time altered in accordance with the Rules;

         "PLAN PERIOD" means the period commencing on the date of the approval of the Plan by the Directors and ending on the 10th anniversary of that date;

         "RULES" means these rules as amended from time to time;

         "SHARES" means shares in the Company's Common Stock, $0.01 par value;

         "SUBSIDIARY" means a company which is:

         (i)    a subsidiary of the Company within the meaning given thereto by
                Section 736 of the U.K. Companies Act 1985, and

         (ii)   under the Control of the Company;

         "TAXES ACT" means the Income and Corporation Taxes Act 1988; and

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         "YEAR" means a year beginning on any January 1 and ending the following
         December 31.

1.2 Where the context so admits or requires, the singular includes the plural and the masculine includes the feminine and vice versa; references to any statutory provision shall include any modification or re-enactment.

1.3      Headings shall be ignored in construing the Rules.

2.       GRANT OF OPTIONS

2.1      GRANT OF OPTIONS

         Subject to Rule 2.10 below, the Option Committee may during the Plan Period in its absolute discretion grant to any Eligible Employee an Option to acquire such number of Shares as the Option Committee may determine (or such lesser number as may be the case following an adjustment under Rule 2.8) at the Option Price.

2.2      TIME WHEN OPTIONS MAY BE GRANTED

         Options shall only be granted at such times as may be permitted by applicable securities laws.

2.3      CONDITIONS ON EXERCISE

         The Option Committee may grant an Option on the basis that it may not be exercised, in whole or in part, until certain conditions have been satisfied.

         The Option Committee may in its discretion waive, vary or amend any such condition. Such discretion shall only be exercised if events happen which cause the Option Committee to consider that a waived, varied or amended condition would be a fairer measure of performance and would be no more difficult to satisfy.

2.4      OPTION CERTIFICATES

         Each Option Holder shall be issued an option certificate, on or as soon as practicable after the Date of Grant, in such form as the Option Committee shall prescribe.

2.5      NO PAYMENT

         No payment to the Company shall be required on the grant of an Option.


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2.6      DISCLAIMER OF OPTION

         Any Option Holder may, by notice in writing to the Secretary of the Company, within 30 days after the Date of Grant, disclaim in whole his Option and in such case the Option shall be deemed never to have been granted under the Plan. No consideration shall be payable for any disclaimer.

2.7      DISPOSAL RESTRICTIONS

         Except for the transmission of an Option on the death of an Option Holder to his personal representatives, neither an Option nor any rights in respect of it may be transferred, assigned or otherwise disposed of by an Option Holder to any other person, and if an Option Holder purports to transfer, assigns or disposes of any such Option or rights, whether voluntarily or involuntarily, then the relevant Option shall immediately lapse.

2.8      BLUE PENCIL PROVISION

         If any Option is purported to be granted on terms which are not in accordance with the provisions of these Rules, including the limitations on participation and the calculation of the Option Price, the Option Committee shall vary the terms of such Option to bring the Option within the Rules and any such variation shall take effect from the Date of Grant.

2.9      LIMITS ON SHARES AVAILABLE

         2.9.1 Subject to Rules 2.9.2 and 2.9.3 below, no Options shall be granted under the Plan which would, at the time they are granted, cause the number of Shares which may be issued in pursuance of Options granted under the Plan, or in pursuance of options or other awards made under any other Employees' Share Plan of the Company, to exceed such number as represents 3% of the ordinary share capital of the Company from time to time.

         2.9.2 The limit at Rule 2.9.1 above shall apply from the date of adoption of the Plan by the Company until such date as determined by the Directors, which shall not be before 1 June 2002 at the earliest.

         2.9.3 Only those Shares which are capable of being issued before 1 June 2002 (or such later date as determined by the Directors pursuant to Rule 2.9.2 above) on the exercise of any options or other awards will be relevant for the purposes of calculating the limit in Rule 2.9.1 above, and Shares shall not be regarded as being capable of being issued by reason of any provisions in the relevant Employees' Share Plans under which such options or awards are granted allowing a person to exercise an option or award in circumstances of leaving employment or a change of control of the Company.

2.10     LIMIT ON INDIVIDUAL PARTICIPATION

         The maximum number of Shares over which Options can be granted to an Eligible Employee in any year is 1,000,000 Shares.

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3.       OPTION PRICE

3.1      DETERMINATION OF OPTION PRICE

         The Option Committee shall determine the Option Price which shall be stated at the Date of Grant and shall not be less than Market Value of a Share on the Date of Grant.

4.       VARIATIONS IN SHARE CAPITAL

4.1      ADJUSTMENT OF OPTIONS

         In the event (a "Relevant Event") of any variation in the equity share capital of the Company in consequence of a capitalisation or rights issue, sub-division, consolidation or reduction of share capital or other variation in the share capital:

         4.1.1 the number or nominal amount of Shares comprised in each Option, and/or

         4.1.2    the Option Price, and/or

         4.1.3    the aggregate Option Price  in relation to any Option,

         may be adjusted in such manner as the Directors consider appropriate (including retrospective adjustment where such Relevant Event or the variation in the equity share capital of the Company as a consequence of the Relevant Event occurs after the Option Exercise Date but the relevant record date precedes such Option Exercise Date). If and to the extent a Relevant Event is a change in the number or kind of Shares effected solely by application of a mathematical formula (e.g., a 2-for-1 stock split), the adjustment described in this Rule 4.1 shall be made and shall occur automatically by application of such formula, without further action by the Directors.

4.2      OTHER RELEVANT EVENTS

         Options may be adjusted following variations in the share capital of the Company other than those specified in Rule 4.1. Any such adjustments shall be made in accordance with Rule 4.1.

4.3      NOTICE

         The Directors may take such steps as they consider necessary to notify Option Holders of any adjustment made under this Rule 4.

5.       EXERCISE AND LAPSE - GENERAL RULES

5.1      EXERCISE - GENERAL RULE

         Unless otherwise specified in these Rules an Option shall only be exercisable:

         5.1.1 on or after the third anniversary of the Date of Grant (subject to Rule 6 applying);

         5.1.2 on the satisfaction or waiver of any condition imposed under Rule 2.3;

         5.1.3 except as provided in Rule 6, while the Option Holder is an employee of a Member of the Group; and

         5.1.4 in such periods (if any) as are specified by the Board at the time the option is granted.

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5.2      LAPSE

         Options shall lapse on the expiry of the Option Period.

6.       CESSATION OF EMPLOYMENT

6.1      GENERAL RULE

         If an Option Holder ceases to be an employee of any Member of the Group (except for any reason specified in Rule 6.2 below) then:

         6.1.1 all Options granted less than 3 years before cessation shall lapse and determine upon such cessation; and

         6.1.2 all other Options shall be exercisable within 6 months of such cessation (but not after the expiry of the Option Period) and if not so exercised shall lapse and determine.

6.2      CESSATION OF EMPLOYMENT - SPECIAL CASES

         If an Option Holder ceases to be an employee of any Member of the Group

         6.2.1    by reason of retirement; or

         6.2.2 by reason of injury, disability or dismissal for redundancy, or by reason only that his office or employment is in a company which ceases to be a Member of the Group, or relates to a business or part of a business which is transferred to a person who is not a Member of the Group; or

         6.2.3    by reason of death

         then the Option shall become exercisable and may be exercised by the Option Holder (or by his personal representatives if appropriate) to the extent permitted by Rule 6.3 and within the exercise period as set out in Rule 6.4.

         For the purposes of this Rule 6.2, whether an Option Holder has ceased to be an employee of any member of the group by reason of retirement, injury, disability or dismissal for redundancy shall be determined by the directors, whose decision on such matter shall be final and binding.

6.3 The extent to which an Option shall become exercisable and may be exercised in accordance with this Rule is that one sixth of the Option can be exercised for each full period of six months from the Date of Grant until the relevant cessation of employment during which the Option Holder was an employee of a Member of the Group.

6.4      The exercise period referred to at Rule 6.2 above is

         6.4.1 in the case of death, the period of 12 months from the date of death; and

         6.4.2 in all other circumstances considered in Rule 6.2 above, the period which shall expire 6 months after his so ceasing or 42 months after the Grant Date, whichever shall be the later provided that no Option can be exercised after the expiry of the Option Period.

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6.5      LEAVE OF ABSENCE

         No Options that are not exercisable at the beginning of an authorised leave of absence shall become exercisable during such leave of absence.

6.6      TAKE-OVERS ETC.

         6.6.1 Subject to Rule 6.6.4 below, if, in consequence of any offer made to the holders of Shares, the Directors become aware that the right to cast more than 50 per cent of the votes which may ordinarily be cast on a poll at a general meeting of the Company has or will become vested in the offeror and/or any company controlled by the offeror and/or any person associated with or acting in concert with the offeror, the Directors shall, within 30 days of becoming so aware, notify every Option Holder accordingly.

         6.6.2 Each Option Holder shall be entitled at any time during the Change of Control Period to exercise all his Options (whether or not otherwise exercisable) in whole or in part. The Options shall not lapse on the expiry of the Change of Control Period but all Options not exercisable immediately prior to the beginning of the Change of Control Period shall cease to be exercisable on the expiry of the Change of Control Period.

         6.6.3 For the purposes of this Rule 6, "Change of Control Period" means the period commencing on the date of the giving of the Directors' notification under this Rule 6.6 and ending three months after that.

         6.6.4 Unless the Directors decide otherwise, the provisions of this Rule 6.6 shall not apply if an Original Shareholder shall become entitled to cast more than 50% of the votes which may ordinarily be cast on a poll at a general meeting of the Company.

6.7      WINDING UP

         In the event of the proposed dissolution or liquidation of the Company, all outstanding Options will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Option Committee; provided, however, that if the rights of an Option Holder (or his personal representatives if appropriate) have not otherwise terminated and expired, the Option Holder (or his personal representatives if appropriate) will have the right immediately prior to such dissolution or liquidation to exercise any option to the extent that the Option is exercisable as of the date immediately prior to such dissolution or liquidation, and the Option Committee may, in the exercise of its sole discretion in such instances, accelerate the date on which any Option becomes exercisable or fully vests and/or declare that any Option shall terminate as of a specified date.

6.8      LOSS OF OWNERSHIP

         Where the Option Holder is deprived of the legal or beneficial ownership of the Option by operation of law, or does anything or omits to do anything which causes him to be so deprived or becomes bankrupt, all his Options shall lapse.

6.9      OVERSEAS TRANSFER

         If an Option Holder, whilst continuing to hold an office or employment with a Member of the Group is transferred to work in another country and as a result of that transfer the Option Holder will either:


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         6.9.1    become subject to tax on his remuneration in the country to which he is transferred and the Option Committee are satisfied that as a result he will suffer a tax disadvantage upon exercising an Option; or

         6.9.2 become subject to restrictions on his ability to exercise his Option or to hold or deal in the Shares or the proceeds of the sale of the Shares he may acquire upon the exercise of that Option by reason of or in consequence of the security laws or exchange laws of the country to which he is transferred;

         the Option Committee (or its delegate) may allow the Option Holder to exercise the Option in a period specified by the Option Committee or its delegate. The Options will become exercisable again in the ordinary course if not so exercised.

6.10     PRIORITY

         In the event of any conflict between any of the provisions of Rules 5 and 6, the provisions which results in the earliest lapsing of the Option in question shall prevail.

7.       EXERCISE OPTIONS

7.1      LIMIT ON EXERCISE

         An Option may only be exercised during the periods specified in Rules 5 and 6.

7.2      MANNER OF EXERCISE

         To exercise an Option in whole or in part, an Option Holder must deliver to the Secretary of the Company or other duly appointed agent:

         7.2.1 the option certificate covering the Shares over which the Option is being exercised;

         7.2.2 notice in writing, in the prescribed form, duly completed and signed by the Option Holder or by his duly appointed agent; and

         7.2.3 payment in full of the Option Price for the total number of Shares in respect of which the Option is being exercised.

         The Option Holder shall pay the Option Price for an Option as specified by the Option Committee (x) in cash, (y) with the approval of the Option Committee, by delivering Shares owned by the Option Holder (including shares acquired in connection with the exercise of an Option, subject to such restrictions as the Option Committee deems appropriate) and having a Market Value on the Option Exercise Date equal to the Option Price or (z) by such other method as the Option Committee may approve, including attestation (on a form prescribed by the Option Committee) to ownership of Shares having a Market Value on the Option

         Exercise Date equal to the Option Price, or payment through a broker in accordance with procedures permitted by Regulation T of the United States Federal Reserve Board. Shares used to exercise an Option shall have been held by the Option Holder for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. The Option Holder shall pay the Option Price and the amount of any withholding tax due at the time of exercise. Shares shall not be issued upon exercise of an Option until the Option Price is fully paid and any required withholding is made.

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         If the Option Committee so permits, an Option Holder subject to the
         United States tax may elect to satisfy the Company's income tax withholding obligation with respect to an Option by having Shares withheld having a Market Value up to an amount that does not exceed the Option Holder's minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Option Committee and shall be subject to the prior approval of the Option Committee.

7.3      TRANSFER

         Subject to Rule 7.5 and Rule 7.6, the Directors shall allot the shares to be issued or shall procure the transfer of Shares to be transferred following the exercise of an Option within 30 days of the Option Exercise Date.

7.4      RIGHTS

         In respect of Shares issued or transferred on the exercise of an Option, Option Holders are entitled to all rights attaching to such Shares by reference to a record date after the Option Exercise Date. They shall not be entitled to rights before such date.

7.5      CONSENTS

         All allotments, issues and transfers of Shares will be subject to any necessary consents or other applicable requirements or restrictions under any relevant enactments or regulations for the time being in force in the United Kingdom and the United States or elsewhere, and it shall be the responsibility of the Option Holder to comply with any requirements to be fulfilled in order to obtain or obviate the necessity for any such consent.

7.6      TAX WITHHOLDING

         In a case where a Member of the Group is obliged to (or would suffer a disadvantage if it were not to) account for any tax (in any jurisdiction) for which the person exercising an Option is liable by virtue of the exercise of the Option and/or for any social security contributions recoverable from the person in question (together, the "Tax Liability), no Shares shall be issued or transferred following the exercise of an Option unless that person has either:

         (i) made a payment to the Member of the Group of an amount equal to the Tax Liability; or

         (ii) entered into arrangements acceptable to that or another Member of the Group to secure that such a payment is made (whether by authorising the sale of some or all of the Shares on his behalf and the payment to the Member of the Group of the relevant amount out of the proceeds of sale or otherwise).

7.7      ARTICLES OF ASSOCIATION

         Any Shares acquired upon the exercise of Option shall be subject to the Articles of Incorporation and the By-Laws of the Company from time to time in force.

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8.       GENERAL

8.1      NOTICES


         Any notice or other document required to be given under or in connection with the Plan may be delivered to an Option Holder or sent by post to him at his home address according to the records of his employing company or such other address as may appear to the Company to be appropriate. Notices sent by post shall be deemed to have been given on the day following the date of posting. Any notice or other document required to be given to the Company under or in connection with the Plan may be delivered or sent by post to it at its registered office (or such other place or places as the Directors may from time to time determine and notify the Option Holders).

8.2      AVAILABILITY OF SHARES

         The Company shall procure that sufficient Shares are available for transfer or issue to satisfy all Options under which Shares may be acquired.

8.3      DIRECTORS' DECISION FINAL AND BINDING

         The decision of the Directors in any dispute relating to an Option or matter relating to the Plan shall be final and conclusive.

8.4      COSTS

         The costs of introducing and administering the Plan shall be borne by the Company.

8.5      REGULATIONS

         The Directors shall have power from time to time to make or vary regulations for the administration and operation of the Plan provided that the same are not inconsistent with these Rules.

8.6      LIMITATION OF LIABILITY

         The rights and obligations of an Option Holder under the terms and conditions of his office or employment shall not be affected by his participation in the Plan or any right he may have to participate in the Plan. An individual who participates in the Plan waives all and any rights to compensation or damages in consequence of the termination of his office or employment with any company for any reason whatsoever insofar as those rights arise, or may arise, from his ceasing to have rights under or be entitled to exercise any Option under the Plan as a result of such termination or from the loss or diminution in value of such rights or entitlements. If necessary the Option Holder's terms of employment shall be varied accordingly.

9.       AMENDMENTS AND TERMINATION

9.1      DIRECTORS' POWERS OF AMENDMENT

         The Directors may at any time alter or add to all or any of the provisions of the Plan or any previously granted Option in any respect; provided that no such amendment shall materially impair the rights of any Option Holder under any previously granted Option unless the amendment is required by applicable law, or

         9.1.1 the Directors shall have invited every relevant Option Holder to give an indication as to whether or not he approves of the amendment; and


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         9.1.2    the alteration is approved by a majority of those Option
                  Holders who have given such an indication.

9.2      OVERSEAS EMPLOYEES

         Notwithstanding any other provision of the Plan the Directors may, in respect of Options granted to Eligible Employees who are or who may become subject to taxation outside the United States on their remuneration, amend or add to the provisions of the Plan and the terms of Options as they consider necessary or desirable to take account of or to mitigate or to comply with relevant overseas taxation, securities, exchange control and/or other overseas laws, provided that the terms of Options granted to such Eligible Employees are not overall more favourable than the terms of Options granted to other Eligible Employees.

9.3      NOTICE

         As soon as reasonably practicable after making any alteration or addition, the Directors shall give written notice to any Option Holder affected by the alteration or addition.

9.4      TERMINATION OF THE PLAN

         The Directors may terminate the Plan at any time, and it shall terminate on the 10th anniversary of its adoption by the Directors, but Options granted prior to such termination shall continue to be valid and exercisable in accordance with these Rules.

10.      GOVERNING LAW

         The Plan and all Options shall be governed by and construed in accordance with [applicable state] law.


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


                                  RULES OF THE

                       APBIOTECH OPTIONS FOR ALL PLAN 2000

                                     PART B

1.       MEANINGS OF WORDS USED

1.1      In these Rules:

         "ASSOCIATED COMPANY" has the meaning given to it by section 416 of the U.K. Taxes Act;

         "BUSINESS DAY" means a day on which NASDAQ is open for the transaction of business;

         "COMPANY" means APBiotech Inc;

         "CONTROL" has the meaning given to it by Section 840 of the U.K. Taxes Act;

         "DATE OF GRANT" means the date on which the Directors resolve to grant an Option;

         "DIRECTORS" means the Board of Directors of the Company or a duly authorised committee of it;

         "ELIGIBLE EMPLOYEE" means either a full-time director of a Participating Company (who is obliged to devote the performance of the duties of his office or employment with that and any other Participating Company not less than 25 hours per week) or an employee of a Participating Company (other than one who is a director of a Participating Company);

         "EMPLOYEES' SHARE PLAN" means a plan for encouraging or facilitating the holding of shares in the Company by or for the benefit of the bona fide employees or former employees of the Company, the Company's subsidiary or holding company or a subsidiary of the Company's holding company;

         "MARKET VALUE" means in relation to a Share the market value (within the meaning of Part VIII of the UK Taxation of Chargeable Gains Act
         1992) of shares of that class, as agreed in advance for the purposes of this scheme with the Shares Valuation Division of the Inland Revenue;

         "MEMBER OF THE GROUP" means the Company and all Subsidiaries and Associated Companies of it from time to time;

         "OPTION" means a right to acquire Shares granted pursuant to the Plan and for the time being subsisting;

         "OPTION COMMITTEE" means a duly appointed committee of the Directors comprising Directors who:

         (i)    do not hold any executive office with any Member of the Group;
                and

         (ii)   will not themselves participate in the Plan;

         "OPTION EXERCISE DATE" means the date when an Option is effectively exercised upon compliance with the provisions of Rule 8.1;

         "OPTION HOLDER" means a person holding an Option, including, where the context so permits, his personal representatives;

         "OPTION PERIOD" means, in respect of an Option, a period commencing on the Date of Grant and expiring at the close of business on the day preceding the 10th anniversary of the Date of Grant;

         "OPTION PRICE" means the price per Share payable on the exercise of an Option as determined by the Option Committee under Rule 3;

         "ORIGINAL SHAREHOLDER" means Nycomed Amersham plc (or any subsidiary of Nycomed Amersham plc) or Pharmacia Corp (or any subsidiary of Pharmacia
         Corp);

         "PART B" means the part of this Plan designed for approval by the Inland Revenue under Schedule 9;

         "PARTICIPATING COMPANIES" means the Company and any Subsidiary of the Company, direct or indirect, designated by the Option Committee as a Participating Company;

         "PLAN" means this plan known as "The APBiotech Inc. Options For All Plan 2000" in its present form or as from time to time altered in accordance with the Rules;

         "PLAN PERIOD" means the period commencing on the date of the approval of the Plan by the Directors and ending on the 10th anniversary of that date;

         "RULES" means these rules as amended from time to time;

         "SCHEDULE 9" means Schedule 9 to the Taxes Act;

         "SHARES" means shares in the Company's Common Stock, $0.01 par value;

         "SUBSIDIARY" means a company which is:

         (i)    a subsidiary of the Company within the meaning given thereto by
                Section 736 of the U.K. Companies Act 1985, and

         (ii)   under the Control of the Company;

         "TAXES ACT" means the Income and Corporation Taxes Act 1988; and

         "YEAR" means a year beginning on any January 1 and ending the following December 31.

1.2 Where the context so admits or requires, the singular includes the plural and the masculine includes the feminine and vice versa; references to any statutory provision shall include any modification or re-enactment.

1.3      Headings and words in italics shall be ignored in construing the Rules.

2.       GRANT OF OPTIONS

2.1      GRANT OF OPTIONS

         2.1.1 Subject to Rule 2.10, the Option Committee may during the Plan Period in its absolute discretion grant to any Eligible Employee an Option under this Part B to acquire such number of Shares as the Option Committee may determine (or such lesser number as may be the case following an adjustment under Rule 2.8) at the Option Price where such Shares satisfy the requirements of paragraphs 10 to 14 of
                  Schedule 9 (fully paid up, unrestricted, ordinary share capital).

         2.1.2 A person is not eligible to be granted an Option at any time under this Part B when he is not eligible to participate in this Scheme by virtue of paragraph 8 of Schedule 9 (material interest in a close company).

2.2      TIME WHEN OPTIONS MAY BE GRANTED

         Options shall only be granted at such times as may be permitted by applicable securities laws.

2.3      CONDITIONS ON EXERCISE

         The Option Committee may grant an Option on the basis that it may not be exercised, in whole or in part, until certain objective conditions relating to the performance of the Company have been satisfied.

         The Option Committee may in its discretion waive, vary or amend any such condition. Such discretion shall only be exercised if events happen which cause the Option Committee to consider that a waived, varied or amended condition would be a fairer measure of performance and would be no more difficult to satisfy.

2.4      OPTION CERTIFICATES

         Each Option Holder shall be issued an option certificate, on or as soon as practicable after the Date of Grant, in such form as the Option Committee shall prescribe.

2.5      NO PAYMENT

         No payment to the Company shall be required on the grant of an Option. Options will be granted by deed.

2.6      DISCLAIMER OF OPTION

         Any Option Holder may, by notice in writing to the Secretary of the Company, within 30 days after the Date of Grant, disclaim in whole his Option and in such case the Option shall be deemed never to have been granted under the Plan. No consideration shall be payable for any disclaimer.

2.7      DISPOSAL RESTRICTIONS

         Except for the transmission of an Option on the death of an Option Holder to his personal representatives, neither an Option nor any rights in respect of it may be transferred, assigned or otherwise disposed of by an Option Holder to any other person, and if an Option Holder purports to transfer, assigns or disposes of any such Option or rights, whether voluntarily or involuntarily, then the relevant Option shall immediately lapse.

2.8      BLUE PENCIL PROVISION

         If any Option is purported to be granted on terms which are not in accordance with the provisions of these Rules, including the limitations on participation and the calculation of the

         Option Price, the Option Committee shall vary the terms of such Option to bring the Option within the Rules and any such variation shall take effect from the Date of Grant.

2.9      LIMITS ON SHARES AVAILABLE

         2.9.1 Subject to Rules 2.9.2 and 2.9.3 below, no Options shall be granted under the Plan which would, at any time they are granted, cause the number of Shares which may be issued in pursuance of Options granted under the Plan, or in pursuance of options or other awards made under any other Employees' Share Plan of the Company, to exceed such number as represents 3% of the ordinary share capital of the Company from time to time.

         2.9.2 The limit at Rule 2.9.1 above shall apply from the date of adoption of the Plan by the Company until such date as determined by the Directors, which shall not be before 1 June 2002 at the earliest.

         2.9.3 Only those Shares which are capable of being issued before 1 June 2002 (or such later date as determined by the Directors pursuant to Rule 2.9.2. above) on the exercise of any options or other awards will be relevant for the purposes of calculating the limit in Rule 2.91. above, and Shares shall not be regarded as being capable of being issued by reason of any provisions in the relevant Employees' Share Plan under which such options or awards are granted allowing a person to exercise an option or award in circumstances of leaving employment or a change of control of the Company.

2.10     LIMIT ON INDIVIDUAL PARTICIPATION

         The maximum number of Shares over which Options can be granted to an Eligible Employee in any year is 1,000,000 Shares.

3.       OPTION PRICE

3.1      DETERMINATION OF OPTION PRICE

         The Option Committee shall determine the Option Price which shall be stated at the Date of Grant and shall not be less than the Market Value of a Share on the Date of Grant.

4.       UK INLAND REVENUE INDIVIDUAL (POUND)30,000 LIMIT

4.1 No person shall be granted Options which would at the date they are granted cause the aggregate market value of the Shares which he may acquire under all Options granted under Part B of this Plan and all other shares which he may acquire pursuant to any option granted to him (and not exercised) under any other share option scheme, not being a savings-related scheme, approved under Schedule 9 and established by the Company or any Associated Company to exceed or further exceed (pound)30,000 or such other limit imposed from time to time under paragraph 28(1) of Schedule 9.

4.2 In calculating market values for the purpose of this Rule, the calculation shall be by reference to the market value of shares as at the time an option was granted as determined in accordance with the rules of the relevant share option scheme.

5.       VARIATIONS IN SHARE CAPITAL

5.1      ADJUSTMENT OF OPTIONS

         Subject to Rule 5.2 below, in the event (a "Relevant Event") of any variation in the equity share capital of the company in consequence of a capitalisation or rights issue, sub-division, consolidation or reduction of share capital or other variation in the share capital:

         5.1.1 the number or nominal amount of Shares comprised in each Option, and/or

         5.1.2    the Option Price, and/or

         5.1.3    the aggregate Option Price in relation to any Option

         may be adjusted in such manner as the Directors consider appropriate (including retrospective adjustments where such Relevant Event or the variation in the equity share capital of the Company as a consequence of the Relevant Event occurs after the Option Exercise Date but the relevant record date precedes such Option Exercise Date). If and to the extent a Relevant Event is a change in the number or kind of Shares effected solely by application of a mathematical formula (e.g., a 2-for-1 stock split), the adjustment described in this Rule 5.1 shall be made and shall occur automatically by application of such formula, without further action by the Directors.

5.2      UK INLAND REVENUE APPROVAL TO ADJUSTMENTS

         At a time when Part B of the Plan is approved by the UK Inland Revenue under Schedule 9, no adjustment under Rule 5.1 above shall be made to an Option granted under Part B without the prior approval of the UK Inland Revenue.

5.3      NOTICE

         The Directors may take such steps as they consider necessary to notify Option Holders of any adjustment made under this Rule 5.

6.       EXERCISE AND LAPSE - GENERAL RULES

6.1      EXERCISE - GENERAL RULES

         Unless otherwise specified in these Rules an Option shall only be exercisable:

         6.1.1 on or after the third anniversary of the Date of Grant (subject to Rule 7 applying);

         6.1.2 on the satisfaction or waiver of any condition imposed under Rule 2.3;

         6.1.3 except as provided in Rule 7, while the Option Holder is a full-time Director or an employee of a Member of the Group; and

         6.1.4 in such periods (if any) as are specified by the Board and the time the option is granted.

6.2      LAPSE

         Subject to Rule 7.3, Options shall lapse on the expiry of the Option Period.

7.       CESSATION OF EMPLOYMENT

7.1      GENERAL RULE

         If an Option Holder ceases to be a director or employee of any Member of the Group (except for any reason specified in Rule 7.2 below), then:

         7.1.1 All Options granted less than 3 years before cessation shall lapse and determine upon such cessation; and

         7.1.2 All other Options shall be exercisable within 6 months of such cessation (but not after the expiry of the Option Period) and if not so exercised shall lapse and determine.

7.2      CESSATION OF EMPLOYMENT - SPECIAL CASES

         If an Option Holder ceases to be a director or employee of any Member of Group:-

         7.2.1    by reason of retirement; or

         7.2.2 by reason of injury, disability or dismissal for redundancy, or by reason only that his office or employment is in a Company which ceases to be a Member of the Group, or relates to a business or part of a business which is transferred to a person, who is not a Member of the Group; or

         7.2.4 by reason of death then the Option shall become exercisable and may be exercised by the Option Holder (or his personal representatives if appropriate) to the extent permitted by this Rule 7.3 in and within the exercise period as set out in Rule 7.4.

         For the purposes of this Rule 7.2, whether an Option Holder has ceased to be a director or employee of any Member of the Group by reason of retirement, injury, disability or dismissal for redundancy shall be determined by the Directors, whose decision or such matter shall be final and binding.

7.3 The extent to which an Option shall become exercisable and may be exercised in accordance with this Rule is that one sixth of the Option can be exercised for each full period of six months for the Date of Grant until the relevant cessation of employment during which the Option Holder was a director or employee of a Member of the Group.

7.4      The exercise period referred to at Rule 7.2 above is:

         7.4.1 in the case of death, the period of 12 months from the date of death

         7.4.2 in all other circumstances considered in Rule 7.2, the period which shall expire 6 months after his so ceasing or 42 months after the Grant Date, whichever shall be the later provided that no Option can be exercised after the expiry of the Option Period.

7.5      LEAVE OF ABSENCE

         No Options that are not exercisable at the beginning of an authorised leave of absence shall become exercisable during such leave of absence.

7.6      TAKE-OVERS ETC.

         7.6.1 Subject to Rule 7.4.4 below if, in consequence of any offer made to the holders of Shares, the Directors become aware that the right to cast more than 50 per cent of the votes which may ordinarily be cast on a poll at a general meeting of the Company has or will become vested in the offeror and/or any company controlled by the offeror and/or any person associated with or acting in concert with the offeror, the Directors shall, within 30 days of becoming so aware, notify every Option Holder accordingly.

         7.6.2 Each Option Holder shall be entitled at any time during the Change of Control Period to exercise all his Options (whether or not otherwise exercisable) in whole or in part. The Options shall not lapse on the expiry of the Change of Control Period but all Options not exercisable immediately prior to the beginning of the Change of Control Period shall cease to be exercisable on the expiry of the Change of Control Period.

         7.6.3 For the purposes of this Rule 7, "Change of Control Period" means the period commencing on the date of the giving of the Directors' notification under this Rule 7.6 and ending three months after that.

         7.6.4 Unless the Directors decide otherwise, the provisions of this Rule 7.6 shall not apply if an Original Shareholder shall become entitled to cast more than 50% of the votes which may ordinarily be cast on a poll at a general meeting of the Company.

7.7      WINDING UP

         In the event of the proposed dissolution or liquidation of the Company, all outstanding Options will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Option Committee; provided, however, that if the rights of an Option Holder (or his personal representatives if appropriate) have not otherwise terminated and expired, the Option Holder (or his personal representatives if appropriate) will have the right immediately prior to such dissolution or liquidation to exercise any Option to the extent that the Option is exercisable as of the date immediately prior to such dissolution or liquidation, and the Option Committee may, in the exercise of its sole discretion in such instance, accelerate the date on which any Option becomes exercisable or fully vests and/or declare that any Option shall terminate as of a specified date.

7.8      LOSS OF OWNERSHIP

         Where the Option Holder is deprived of the legal or beneficial ownership of the Option by operation of law, or does anything or omits to do anything which causes him to be so deprived or becomes bankrupt, all his Options shall lapse.

7.9      OVERSEAS TRANSFER

         If an Option Holder, whilst continuing to hold an office or employment with a Member of the Group is transferred to work in another country and as a result of that transfer the Option Holder will either:

         7.7.1 become subject to tax on his remuneration in the country to which he is transferred and the Option Committee are satisfied that as a result he will suffer a tax disadvantage upon exercising an Option; or

         7.7.2 become subject to restrictions on his ability to exercise his Option or to hold or deal in the Shares or the proceeds of the sale of the Shares he may acquire upon the exercise of that Option by reason of or in consequence of the security laws or exchange control laws of the country to which he is transferred;

         the Option Committee (or its delegate) may allow the Option Holder to exercise the Option in a period specified by the Committee or its delegate. The Options will become exercisable again in the ordinary course if not so exercised.

7.10     PRIORITY

         In the event of any conflict between any of the provisions of Rules 6 and 7, the provision which results in the earliest lapsing of the Option in question shall prevail.

8.       EXERCISE OF OPTION

8.1      LIMIT ON EXERCISE

         An Option may only be exercised during the periods specified in Rules 6 and 7.

8.2      MANNER OF EXERCISE

         To exercise an Option in whole or in part, an Option Holder must deliver to the Secretary of the Company or other duly appointed agent:

         8.2.1 the option certificate covering the Shares over which the Option is being exercised;

         8.2.2 notice in writing, in the prescribed form, duly completed and signed by the Option Holder or by his duly appointed agent; and

         8.2.3 payment in full of the Option Price for the total number of Shares in respect of which the Option is being exercised.

         The Option Holder shall pay the Option Price for a Option as specified by the Option Committee (x) in cash or (y) by such other method as the Option Committee may approve, including, but not limited, to cashless exercise procedures.

8.3      TRANSFER

         Subject to Rules 8.5 and 8.6, the Directors shall allot the Shares to be issued or shall procure the transfer of Shares to be transferred following the exercise of an Option within 30 days of the Option Exercise Date.

8.4      RIGHTS

         In respect of Shares issued or transferred on the exercise of an Option, Option Holders are entitled to all rights attaching to such Shares by reference to a record date after the Option Exercise Date. They shall not be entitled to rights before such date.

8.5      CONSENTS

         All allotments, issues and transfers of Shares will be subject to any necessary consents or other applicable requirements or restrictions under any relevant enactment or regulations for the time being in force in the United Kingdom and the United States or elsewhere, and it shall be the responsibility of the Option Holder to comply with any requirements to be fulfilled in order to obtain or obviate the necessity for any such consent.

8.6      TAX WITHHOLDING

         In a case where a Member of the Group is obliged to (or would suffer a disadvantage if it were not to) account for any tax (in any jurisdiction) for which the person exercising an Option is liable by virtue of the exercise of the Option and/or for any social security contributions recoverable from the person in question (together, the "Tax Liability"), no Shares shall be issued or transferred following the exercise of an Option unless that person has either:

         (i) made a payment to the Member of the Group of an amount equal to the Tax Liability; or

         (ii) entered into arrangements acceptable to that or other Member of the Group to secure that such payment is made (whether by authorising the sale of some or all of the shares on his behalf and the payment to the Member of the Group of the relevant amount of the proceeds of sale or otherwise).

8.7      ARTICLES OF ASSOCIATION

         Any Shares acquired upon the exercise of Options shall be subject to the Articles of Incorporation and the By-Laws of the Company from time to time in force.

8.8      UK INLAND REVENUE REQUIREMENTS

         8.8.1 An Option Holder shall not be eligible to exercise an Option at any time when he is not eligible to participate in this Part B of the Plan by virtue of paragraph 8 of Schedule 9 (material interest in a close company).

         8.8.2 The Shares transferred to an Option Holder following the exercise of an Option shall meet the requirements of paragraphs 10 to 14 of Schedule 9 (fully paid up, unrestricted, ordinary share capital).

9.       GENERAL

9.1      Notices

         Any notice or other document required to be given under or in connection with the Plan may be delivered to an Option Holder or sent by post to him at his home address according to the records of his employing company or such other address as may appear to the Company to be appropriate. Notices sent by post shall be deemed to have been given on the day following the date of posting. Any notice or other document required to be given to the Company under or in connection with the Plan may be delivered or sent by post to it at its registered office (or such other place or places as the Directors may from time to time determine and notify to Option Holders).

9.2      AVAILABILITY OF SHARES

         The Company shall procure that sufficient Shares are available for transfer or issue to satisfy all Options under which Shares may be acquired.

9.3       DIRECTORS' DECISIONS FINAL AND BINDING

         The decision of the Directors in any dispute relating to an Option or matter relating to the Plan shall be final and conclusive.

9.4      COSTS

         The costs of introducing and administering the Plan shall be borne by the Company.

9.5      REGULATIONS

         The Directors shall have the power from time to time to make or vary regulations for the administration and operation of the Plan provided that the same are not inconsistent with these Rules.

9.6      LIMITATIONS OF LIABILITY

         The rights and obligations of an Option Holder under the terms and conditions of his office or employment shall not be affected by his participation in the Plan or any right he may have to participate in the Plan. An individual who participates in the Plan waives all and any rights to compensation or damages in consequence of the termination of his office or employment with any company for any reason whatsoever insofar as those rights arise, or may arise, from his ceasing to have rights under or be entitled to exercise any Option under the Plan as a result of such termination or from the loss or diminution in value of such rights or entitlements. If necessary the Option Holder's terms of employment shall be varied accordingly.

9.7      NOTIFICATION TO UK INLAND REVENUE

         If the Company operates the Scheme as an Employees' Share Plan which is not approved by the UK Inland Revenue, the Company will inform the UK Inland Revenue.

10.      AMENDMENTS AND TERMINATION

10.1     DIRECTORS' POWERS OF AMENDMENT

         10.1.1 Subject to Rule 10.1.2, the Directors may at any time alter or add to all or any of the provisions of this Part B of the Plan in any respect; provided that no such amendment shall materially impair the rights of any Option Holder under any previously granted Option unless the amendments is required by applicable law, or

                  (i) the Directors have invited every relevant Option Holder to give an indication as to whether or not he approves of the amendment; and

                  (ii) the alteration is approved by the majority of those Option Holders who have given such an indication.

         10.1.2 If an alteration which does not solely relate to an objective condition relating to the performance of the Company imposed under Rule 2.3 is made at a time when this Part B is approved by the UK Inland Revenue under Schedule 9, the approval will not thereafter have effect unless and until the Inland Revenue have approved the alteration.

10.2     OVERSEAS EMPLOYEES

         Notwithstanding any other provision of the Plan the Directors may, in respect of Options granted to Eligible Employees who are or who may become subject to taxation outside the United States on their remuneration, amend or add to the provisions of the Plan and the terms of Options as they consider necessary or desirable to take account of or to mitigate or to comply with relevant overseas taxation, securities, exchange control and/or other overseas laws, provided that the terms of Options granted to such Eligible Employees are not overall more favourable than the terms of Options granted to other Eligible Employees.

10.3     NOTICE

         As soon as reasonably practicable after making any alteration, the Directors shall give written notice to any Option Holder affected by the alteration or addition.

10.4     TERMINATION OF THE PLAN

         The Directors may terminate the Plan at any time, and it shall terminate on the 10th anniversary of its adoption by the Directors, but Options granted prior to such termination shall continue to be valid and exercisable in accordance with these Rules.

11.      GOVERNING LAW

         The Plan and all Options shall be governed by and construed in accordance with [applicable state] law.

                            SCHEDULE 1 - US ISO PLAN

     THE APBIOTECH STOCK OPTION PLAN 2000 - INCENTIVE STOCK OPTION SCHEDULE

This Schedule constitutes the US approved part of the APBiotech Stock Option Plan 2000 (the "US ISO PLAN"). The terms of the US ISO Plan are identical to Part A of the APBiotech Stock Option Plan 2000 (the "PLAN") to which the US ISO Plan is appended except as follows:

1. For purposes of the US ISO Plan, Options otherwise granted in accordance with Part A of the Plan may be designated as "Incentive Stock Options" ("ISOS") within the meaning of section 422 of the United States Internal Revenue Code of 1986, as amended (the "US TAX CODE").

2. The aggregate number of Shares for which ISOs may be granted under the US ISO Plan shall not exceed 2,500,000. The price at which Shares may be acquired by the exercise of an Option under the US ISO Plan shall be not less than the Market Value of such Shares as of the Grant Date as determined by the Board.

3. The class of persons who may receive ISOs shall, in addition to the limitations imposed by the Plan, be limited to those persons who are employees of the Company or its "parent" or "subsidiary" corporations within the meaning of sections 424(e) and (f), respectively, of the US Tax Code.

4. In addition to any other restrictions contained in the Plan, ISOs shall not be transferable otherwise than by will or the laws of descent and distribution. During the lifetime of the person to whom the ISO is granted, the ISO shall be exercisable only by such person.

5. To the extent that the aggregate market value of Shares with respect of which ISOs are exercisable for the first time by a Participant during any calendar year (under all plans or schemes of the Company or its "parent" and "subsidiary" corporations within the meaning of section 424(e) and (f) respectively of the US Tax Code) exceed US$100,000, such Options shall to the extent of such excess be treated as Options which are not ISOs. For the purpose of the preceding sentence, the market value of any Shares subject to an ISO shall be determined at the time such ISO is granted.

6. For purposes of any ISO grants, the terms of the Plan shall be deemed to be incorporated by reference in this Schedule.

7. No Options may be granted as ISOs under the US ISO Plan after the earlier of the tenth anniversary of (a) the date of adoption of the US ISO Plan by the Board, or (b) the date the US ISO Plan is approved by the Company's Stockholders.

8. If any Option is exercised in accordance with Rules 5 to 7 of the Plan more than three (3) months after the date the Participant was last employed by the Company (or by its parent or a subsidiary as defined in Rule 3 of this Schedule above), or in the case of either death or "total disability" (as defined by section 422(c)(6) of the US Tax Code) more than twelve (12) months after the date that the Participant was last employed by the Company (or by its parent or a subsidiary as defined in Rule 3 of this Schedule above), then such Option shall be treated as a non-qualified stock option for purposes of the US Tax Code.

 9. If an Option is granted to an individual who, at the time the Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or its parent or any subsidiary as defined in Rule 3 of this Schedule above), then the Option exercise price shall be not less than 110% of the fair market value of the Shares which may be acquired by the exercise of the Option, and such option by its terms shall not be exercisable after the expiration of 5 years from the date such Option is granted.

                                   SCHEDULE 2

                                CASH OPTION PLAN

1.       RULES

         The Rules of the APBiotech Stock Option Plan 2000 Part A shall apply mutatis mutandis to a right ("Cash Option") to receive a cash sum granted or to be granted pursuant to this Schedule 2 as if it was an option to acquire existing shares in the Company, except as set out in this Schedule 2.

2.       RULE CHANGES

2.1 The Rules of Part A of the Plan shall be varied as set out below. Where any Rule is deleted, the other Rules shall be renumbered accordingly (including any cross references in Rules of Part A of the Plan).

2.2 Rule 7.2 ("Manner of Exercise") shall be deleted and replaced by the following Rule.

         "7.2 MANNER OF EXERCISE

         An Option shall be exercised in the form and manner prescribed by the Option Committee from time to time".

2.3 Rules 7.3, 7.4, 7.5 and 7.7 (transfer of shares on option exercise; right of shares; consents; articles of association) shall be deleted.

2.4      Rule 8.2 (Availability of Shares) shall be deleted.

3.       CASH OPTIONS

3.1 The Option Committee may grant or procure the grant of a Cash Option upon the terms set out below.

3.2 Each Cash Option shall be expressed to relate to a given number of Shares in the Company.

3.3 The amount of the cash sum to be paid to the Participant on the exercise of the Cash Option shall be equal to the amount by which the Exercise Value of the Shares over which the Cash Option is expressed to relate exceeds the Option Price, where the Exercise Value of a Share equals the Market Value of a Share (as calculated in accordance with Part A of the Plan) on the date of exercise of the Cash Option (or if that is not a dealing day, on the immediately prior dealing day) and where the Option Price is the price determined in accordance with Rule
         3.1 of Part A of the Plan.

3.4 The cash sum payable pursuant to paragraph 3.3 above shall be paid by the employer within 30 days of the exercise of the Cash Option, net of any deductions (on account of tax or similar liabilities) as may be required by law.

[4.      TRUST OPTIONS

3.5 Notwithstanding any other provisions of Part A of the Plan, where a Cash Option is granted, the Company may grant an Option ("a Trust Option") to subscribe for shares in the Company to the trustee of any employee trust if, prior to the grant of the Cash Option, the trustee agreed that if the Company gives notice to the trustee on the exercise of the Cash Option, the trustee will pay to or on behalf of the Company an amount equal to that payable to the person exercising the Cash Option as referred to in paragraph 3.3 above of this Schedule.

3.6      The terms of the Trust Option shall be as follows:

         (a) The number of shares over which the Trust Option is granted shall be the same as that to which the Cash Option relates (and this number shall be adjusted accordingly in the event that the number of shares to which the Cash Option relates is adjusted).

         (b) The price per share payable to the Company on the exercise of the Trust Option shall be the same as the Option Price applicable to the Cash Option (after any adjustment).

         (c) The Trust Option shall be exercisable only if, on the exercise of the Cash Option, the Company gives notice to the trustee requiring the trustee to make a payment to or on behalf of the Company as aforesaid and then only in respect of the number of shares in respect of which the Cash Option is exercised.

         (d) The Trust Option should be non-transferable other than to any successor trustee of the trust in question.]

                                     FRANCE



                             SCHEDULE 3 TO PART A TO
         THE AP BIOTECH OPTIONS FOR ALL PLAN 2000 - ("THE FRENCH PLAN")

This Schedule contains the terms of French Options granted under the AP Biotech Stock Option Plan 2000 to Eligible Employees working in France - ("the French Plan"). The terms of the French Plan are identical to the AP Biotech Stock Option Plan 2000 Part A ("the Plan") to which the French Plan is appended except as follows:

1. For the purposes of any French Options, the terms of the Plan should be deemed incorporated by reference to this Schedule.

2. For the purposes of the French Plan, Options granted in accordance with the French Plan ("French Options") may be designated as Qualifying French stock Options within the meaning of the conditions set forth in the French Company law (Loi 24 Juillet 1966 code Societes commerciales, articles 208-1 a 208-8-2) ("French Company Law"), subject to amendment by the bill Projet de Loi relatif aux Regulations Economiques numero 2250 depose le 15 mars 2000 (urgence declaree) before the Senate/National Assembly.

3. The aggregate number of shares for which French Options may be granted under the French Plan shall not exceed one third of the Company's issued share capital from time to time.

4. The exercise price of French Options shall not be less than 80% of the average quoted price of the shares on the NASDAQ during the 20 Business Days preceding the Date of Grant.

5. No persons holding more than 10% of the issued share capital of the Company shall be eligible to participate under the French Plan.

6. Subject to Clause 7 below, the definition of Eligible Employee in Rule 1.1 of the Plan shall be amended as follows:

    "Eligible Employee means any person who is a common law employee of a Participating Company and who is based in France (but not a Director of the Company) who devotes substantially the whole of his working time to his duties".

7. Only individuals who are based in France and have either an employment relationship with a Participating Company or hold one of the following offices [of the French Company] shall be eligible to be granted French
    Options: President Directuer General, Directuer General, Members of the "Directoire", "Gerint" of the "Societe en commandite par actions".

8. In addition to any other restrictions contained in the Plan, French Options shall not be transferable otherwise on death. During the lifetime of the Option Holder to whom the French Option has been granted, the French Option shall only be exercisable by the Option Holder. On the death of the Option Holder, the Option Holders heirs may exercise his French Options within 6 months following the Option Holders death.

9. Rule 4 of the Plan shall only apply to French Options to the extent that such variations are permitted under French Company Law.

10. In the case of Options to acquire subsisting Shares the Company shall procure that sufficient Shares are available for transfer to satisfy the exercise of such Options (which have neither lapsed nor been exercised) to the full extent possible, taking into account any other obligations of the Company to provide shares of the same class as such Shares.

11. Rule 3 of the Plan shall be limited as follows:

    (a) No French Options may be granted before the end of the period of 20 Business Days following a dividend distribution or capital increase or before or after 10 Trading Days of the publication of consolidated or, if none, annual accounts or between the date that company officers have knowledge of a significant event which would affect the value of the share and 10 trading days after the event has been publicised.;

    (b) With respect to Options to subscribe for newly issued Shares Options may not be granted during any other period prohibited by French law.

12. In accepting the grant of the French Option the Option Holder undertakes that he will advise the Company of the date on which the Option is exercised and the date on which the shares are sold within 14 days of either event.

13. An exercise of French Options in accordance with Rule 4 of the Plan shall be permitted until the later of 6 months of the Option Holder ceasing to be employed or 42 months after the Date of Grant.

14. The French Options shall not be ordinarily capable of exercise before the third anniversary of the Date of Grant or such earlier date as may be determined by the Company at any time before the date when the French Option would otherwise first become capable of being exercised.

15. In the case of Options to acquire treasury stock the Company must deliver to the Option Holder on exercise, Shares which have already been acquired not more than 12 months prior to the date on which the French Options first became exercisable. Any Treasury Stock to be used to satisfy the exercise of French Options shall be kept separate and identifiable and shall be held in a defined French Share account (Instruction du 6 mai 1988 4 N 3 88).

AP Biotech

                           SCHEDULE 4 TO PART A TO THE
                      AP BIOTECH OPTIONS FOR ALL PLAN 2000

This Schedule 4 contains the terms of Options ("Italian Options") granted under the AP Biotech Options For All Plan 2000 to eligible employees working in Italy
- ("the Italian Plan"). The terms of the Italian Plan are identical to the AP Biotech Options For All Plan 2000 Part A ("the Plan") to which the Italian Plan is appended except as follows:

1. The exercise price of the Italian Options shall not be less than the Normal Value of the Shares at the Date of Grant. Normal Value is defined as the average settlement price on the NASDAQ during the period of the 30 days preceding the Grant Date (article 9, paragraph 4, Italian Tax Code). If the Company has been listed on the NASDAQ stock exchange for less than 30 days prior to grant of Italian Options, then Normal Value will be the average value for the period of the listing.

2. The shares allocated to any participant of the Plan shall not exceed 10% of the share capital or voting rights of the Company.

3. The definition of Eligible Employee in Rule 1.1 of the Plan shall be amended as follows: "Eligible Employee means any person who is a common law employee of the Participating Company and who is based in Italy (but not a Director of the Company) who devotes substantially the whole of his working time to his duties"

AP Biotech

                           SCHEDULE 5 TO PART A TO THE
                      AP BIOTECH OPTIONS FOR ALL PLAN 2000
                              - ("THE DUTCH PLAN")


This Schedule 5 contains the terms of Options ("Dutch Options") granted under the AP Biotech Options For All Plan 2000 to Eligible Employees working in the Netherlands - ("the Dutch Plan"). The terms of the Dutch Plan are identical to the AP Biotech Options For All Plan 2000 Part A ("the Plan") to which the Dutch Plan is appended except as follows:

1. The exercise price of Dutch Options shall not be less than the Market Value of the Shares at the Date of Grant.

2. The Option Period in relation to Dutch Options is confirmed as the period commencing on the Date of Grant and expiring at the close of business on the day preceding the 10th anniversary of the Date of Grant and in accordance with Dutch wage and income tax law the employee may elect to defer taxation until the date of exercise provided such election is made before the third anniversary of the Date of Grant. The Eligible Employee shall notify his Participating Company before the third anniversary of the Grant Date if such an election is made.

3. The definition of Eligible Employee in Rule 1.1 of to the Plan shall be amended as follows: "Eligible Employee means any person who is a common law employee of a Participating Company and who is based in the Netherlands (but not a Director of the Company) who devotes substantially the whole of his working time to his duties"

AP Biotech

                           SCHEDULE 6 TO PART A TO THE
                      AP BIOTECH OPTIONS FOR ALL PLAN 2000

This Schedule 6 contains the terms of Options ("Austrian Options") granted under the AP Biotech Options For All Plan 2000 to Eligible Employees working in Austria- ("the Austrian Plan"). The terms of the Austrian Plan are identical to the AP Biotech Options For All Plan 2000 Part A ("the Plan") to which the Austrian Plan is appended except as follows:

1. The definition of Eligible Employee in Rule 1.1 of to the Plan shall be amended as follows: "Eligible Employee means any person who is a common law employee of a Participating Company and who is based in Austria (but not a Director of the Company) who devotes substantially the whole of his working time to his duties".

2. In accepting the Grant of Austrian Options, the Option Holder undertakes that Shares acquired on exercise of Austrian Options shall be deposited with an Austrian bank.